EXHIBIT 10.169

                               PROJECT COMMITMENT
                  (Big Cedar Wilderness Club October 10, 2003)

      THIS PROJECT COMMITMENT (Big Cedar Wilderness Club) ("Project Commitment") is entered into as of October 10, 2003 by and between BLUEGREEN VACATIONS UNLIMITED, INC., a Florida corporation ("BVU") and BLUEGREEN/BIG CEDAR VACATIONS, LLC, a Delaware limited liability company ("Big Cedar", and jointly and severally with BVU, "Borrower") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation ("Lender") and shall become part of and supplement the terms of the Loan Agreement between BVU and Lender dated February 10, 2003, as amended by that certain Modification Agreement (AD&C Loan Agreement) dated as of September 10, 2003 between BVU and Lender (collectively, the "Loan Agreement"). Under the terms of the Loan Agreement, Lender has agreed to make a revolving loan in the maximum principal amount of $45,000,000 (the "Loan") to Borrower to finance various time-share acquisition, development and construction projects to be approved pursuant to a Project Commitment. Lender is pleased to confirm that upon the execution of this Project Commitment, Lender shall be deemed to approve the project described herein as a "Project" and that proceeds of the Loan may be disbursed with respect to such Project all in accordance with the terms and conditions of the Loan Agreement, inclusive of this Project Commitment.

      Section 1. It is the intent of the parties that this Project Commitment become a part of and supplement the terms of the Loan Agreement with respect to the Project described herein. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

      Section 2. The following Project terms are hereby approved and agreed to by the parties:

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GENERAL
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PROJECT                 BIG CEDAR WILDERNESS CLUB, located at 612 Devil's Pool
                        Road, Ridgedale, Missouri and consisting of the
                        following: (i) 69 completed two-bedroom Units (13 of
                        which are stand-alone cabins); (ii) real property
                        planned for the construction of 80 additional
                        two-bedroom Units (16 of which are planned stand-alone
                        cabins); and (iii) the sales center building, the resort
                        check-in facility, the applicable resort amenities and
                        the other common areas applicable to the project. The
                        real property corresponding to the above is legally
                        described on Exhibit A attached hereto and incorporated
                        herein by reference. As a matter of clarification, the
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                        two-bedroom Units described above and herein that are
                        not within the stand-alone cabins may consist of a
                        one-bedroom Unit combined with a studio Unit.
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TERMS OF THE LOAN APPLICABLE TO THIS PROJECT
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PROJECT LOAN AMOUNT     Means an amount not to exceed the principal amount of
                        $24,289,379. The Project Loan Amount shall consist of
                        two tranches: (i) the "Timeshare Unit Tranche," which
                        shall not exceed the principal amount of $20,842,957 and
                        (ii) the "Common Areas Tranche," which shall not exceed
                        the principal amount of $3,446,422. Notwithstanding the
                        above, at no time shall the outstanding principal
                        balance of the Project Loan at any one time exceed
                        $15,000,000.
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PROJECT LOAN ADVANCE    Means the period of time commencing on the date of this
PERIOD                  Project Commitment and expiring on October 10, 2005.
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PROJECT LOAN            Means for the Timeshare Unit Tranche: the first to occur
REPAYMENT DATE          of (i) October 10, 2007 or (ii) the date on which the
                        Loan must be repaid pursuant to Section 8.2.

                        Means for the Common Areas Tranche: the first to occur
                        of (i) October 10, 2007 or (ii) the date on which the
                        Loan must be repaid pursuant to Section 8.2.
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MINIMUM REQUIRED        With respect to the Time-Share Unit Tranche: Borrower is
PRINCIPAL PAYMENTS      required to make the following minimum cumulative
                        principal payments towards the repayment of the Time-Share Unit Tranche during the following loan years
                        (with each loan year ending on the anniversary of the Effective Date)

                        Loan Year         Minimum Cumulative
                        ---------         ------------------
                                          Principal Reduction
                                          -------------------

                        Year 1            $  4,000,000
                        Year 2            $  9,000,000
                        Year 3            $ 15,000,000
                        Year 4            Entire balance
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                        With respect to the Common Areas Tranche: Borrower is
                        required to make the following minimum cumulative principal payments towards the repayment of the Project Loan during the following loan years (with each loan year ending on the anniversary of the Effective Date)

                        Loan Year         Minimum Cumulative
                        ---------         ------------------
                                          Principal Reduction
                                          -------------------

                        Year 1            $   800,000
                        Year 2            $ 1,600,000
                        Year 3            $ 2,400,000
                        Year 4            Entire balance
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LENDER'S RELEASE        The Lender's Release Price will consist of two payments:
PRICE (i) (a) $4,560 for each Time-Share Interest involving a two-bedroom interval within a stand-alone cabin ("Cabin Interval"), (b) $3,192 for each Time-Share Interest involving a one-bedroom interval within a time-share building ("One-Bedroom Interval"), or (c) $1,368 for each Time-Share Interest involving a studio interval within a time-share building ("Studio Interval"), which payment(s) shall be applied to the Time-Share Unit Tranche until paid in full and (ii) (a) $750 for each Cabin Interval, (b) $525 for each One-Bedroom Interval, or (c) $225 for each Studio Interval, which payment(s) shall be applied to the Common Areas Tranche until paid in full, all of which are based upon the construction of 149 two-bedroom Units at the Project.
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PROJECT INFORMATION
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USE OF PROCEEDS         The proceeds of the Time-Share Units Tranche will be
                        used to reimburse Borrower for (i) the construction of inventory corresponding to the completed but unsold timeshare inventory within the 69 two-bedroom Units (which Units are within Buildings 2300 and 2500 and the 13 stand-alone cabins) at the Project (the "Reimbursed Unsold Inventory Advance") and (ii) 85% of the construction expenses incurred for the construction of the 80
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                        additional two-bedroom Units (inclusive of 16
                        stand-alone cabins) to be built at the Project to the extent incurred by Borrower, consistent with the Budget and otherwise approved by Lender, subject to the maximum amount of such tranche. The actual amount of the Reimbursed Unsold Inventory Advance shall be equal to the sum of (A) the number of unsold Cabin Intervals, which are identified on Exhibit A-1 attached hereto, times $3,648.00, plus (B) the number of unsold One-Bedroom Intervals, which are identified on Exhibit A-3 attached hereto, times $2,553.60, plus (C) the number of unsold Studio Intervals, which are identified on Exhibit A-2 attached hereto, times $1,094.40.

                        The proceeds of the Common Areas Tranche will be used to
                        reimburse Borrower for 85% of the construction expenses
                        for the construction of the of the check-in facility,
                        resort amenities and the sales building to the extent
                        incurred by Borrower and approved by Lender, subject to
                        the maximum amount of such tranche.
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DEVELOPMENT WORK        With respect to the Project, the work of development to
                        be performed on or with respect to the Land and existing
                        Improvements, which shall include the construction of
                        the 80 additional two-bedroom Units (inclusive of the 16
                        stand-alone cabins) referenced in this Project
                        Commitment, all of which work will be completed by or on
                        behalf of the Borrower in accordance with the Plans and
                        Specifications in all material respects.
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BUDGET FOR              The Budget for the construction of the Project as
ACQUISITION,            provided for in this Project Commitment is attached
DEVELOPMENT AND         hereto as Schedule 1.
CONSTRUCTION
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CONSTRUCTION PROGRESS   Schedule 2 attached hereto sets forth the Construction
SCHEDULE AND STAGED     Progress Schedule for the Project and Schedule 3
DRAW SCHEDULE           attached hereto sets forth the Staged Draw Schedule for
                        the Project.
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INSPECTOR               FAS Construction Management, Inc., or such
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                        other inspector(s) engaged by the Lender, at Borrower's
                        expense, to provide to the Lender consultation services
                        with regard to the Project.
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RETAINAGE               10% of the amount of each approved disbursement under a
                        construction contract.
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PROJECT DOCUMENTS
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PROJECT DOCUMENTS       Project Commitment
                        Deed of Trust/Mortgage
                        CLPI Assignment
                        UCC Financing Statements
                        Assignment of Construction Items
                        Plans and Specifications
                        Addendum to Note
                        Title Policy
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      Section 3. As the approved Project is owned by Bluegreen/Big Cedar
Vacations, LLC (the "Project Owner"), Project Owner, subject to Section 4 of this Project Commitment, hereby expressly, and without any reservations or exceptions, agrees hereby to become a party to the Loan Agreement, assumes, jointly and severally with Borrower, all of the obligations of Borrower presently, or at any time in the future, contained in the Loan Agreement and agrees to be bound by and comply with all the terms thereof. Project Owner agrees to execute and deliver to Lender the Addendum to the Note whereby Project Owner, jointly and severally with Borrower, assumes all of the obligations of Borrower presently, or at any time in the future, contained in the Note to the extent provided for in this Project Commitment. Subject to Section 4 of this Project Commitment, Project Owner and Borrower acknowledge that they are each jointly and severally liable, as primary co-obligors and not as sureties or guarantors, for all of the amounts disbursed under the Note for this Project and for all other obligations of "Borrower" pursuant to such Loan Agreement. To the extent Project Owner or Borrower is deemed a surety or guarantor, each hereby waive any and all surety and guarantor defenses to the extent waivable under applicable laws. Whenever used herein or in the other Loan Documents, the term "Borrower" shall include Project Owner.

      Section 4. Notwithstanding anything to the contrary in Section 3 above, or any other provision of the Loan Agreement or the Loan Documents, at no time shall the Project Owner's monetary obligations and liability under the Loan, including but not limited to the Note dated February 10, 2003, as amended by an Amendment No. 1 to Revolving Promissory Note (AD&C Loan) dated as of September 10, 2003 and as amended by the Addendum to Note dated as of even date with this Project Commitment, exceed the aggregate amount of the unpaid balance, plus all accrued and unpaid interest, of the Project Loan granted pursuant to this Project Commitment. After an Event of Default has occurred and while it is still continuing and after Lender has declared the Note and all other sums owing by Borrower to Lender in connection with the Loan to be due and payable, Lender agrees that it shall, upon tender of full payment by Big Cedar, L.L.C. to Lender of the aggregate amount of the unpaid balance, plus all accrued and unpaid interest of the Project Loan Amount, assign, endorse and deliver to Big Cedar, L.L.C.,


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immediately and concurrently with tender of full payment, the Project Security
Instruments executed by Project Owner in connection with this Project Commitment and Lender shall unconditionally release and forever relinquish entirely any and all rights, title and interest that Lender has with respect to the collateral assigned by Project Owner to Lender pursuant to such Project Security Instruments. The rights of Big Cedar, L.L.C. to purchase the Project Security Instruments pursuant to the above terms shall expire automatically on the date that is 60 days after Big Cedar, L.L.C. receives written notice (the "Commencement Notice") from Lender of Lender's determination, which determination shall be in Lender's sole and absolute discretion, to commence a foreclosure action or to otherwise take action to realize upon the collateral that is subject to the Project Security Instruments executed in connection with this Project Commitment. The Commencement Notice shall be delivered to Big Cedar, L.L.C. by any of the means described in Section 9.2 of the Loan Agreement at the following address:

Big Cedar, L.L.C.
2500 East Kearney Street
Springfield, MO 65898
Attn: Anthony G. Shill

      Section 5. Except as otherwise disclosed on Exhibit B to this Project Commitment, BVU reaffirms and Project Owner makes as of the date of this Project Commitment all of the covenants, representations and warranties as to themselves and as to the Project. Borrower hereby ratifies all of the provisions of the Loan Documents and confirms that all of such provisions remain in full force and effect. Borrower acknowledges and agrees that there are no defenses, counterclaims, setoffs, recoupments or other adverse claims or causes of action of any kind existing with respect to the Loan and the Loan Documents, including without limitation, claims regarding the validity, perfection, priority and enforceability of the lien interests held by Lender pursuant to the Loan Documents except for mechanic's liens disclosed to Lender and affirmatively insured over by the Title Insurance Company.

      Section 6. Borrower declares and certifies, under penalty of perjury, that: (i) the U.S. Taxpayer I.D. Number of BVU and Big Cedar are 65-0433722 and 65-1016052 respectively; (ii) the business addresses of BVU and Big Cedar are 4960 Conference Way North, Suite 100, Boca Raton, Florida 33431; (iii) Borrower is not a "foreign person" within the meaning of Sections 1445 and 7701 of the Internal Revenue Code of 1986, as amended; and (iv) Borrower understands that the information and certification contained in this paragraph may be disclosed to the Internal Revenue Service and that any false statement contained herein could be punished by fine, imprisonment or both. The Borrower agrees to provide the Lender with a new certification containing the provisions of this paragraph immediately upon any change in such information.

      Section 7. SECTIONS 9.17 AND 9.18 OF THE LOAN AGREEMENT ARE INCORPORATED HEREIN BY THIS REFERENCE. BORROWER SPECIFICALLY ACKNOWLEDGES, REAFFIRMS AND RESTATES THE AGREEMENTS AND WAIVERS CONTAINED IN THOSE SECTIONS AS IF SET FORTH IN FULL IN THIS PROJECT COMMITMENT.

      Initials:

      Lender: /S/ JO


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      Borrower: /S/ JC

      Section 8. The Project Documents shall be prepared by counsel to the Lender and shall be satisfactory to the Lender. Borrower shall be obligated to pay all costs and expenses incurred to satisfy all conditions precedent, whether or not any funds of the Loan are advanced with respect to the Project. Lender shall not be responsible or liable for consequential damages which may be alleged as a result of the issuance of this Project Commitment.

      Section 9. Borrower agrees to indemnify and hold harmless Lender from liabilities (including costs of settlement) arising out of or resulting from the transactions contemplated by this Project Commitment, other than liabilities resulting from the gross negligence or willful misconduct of Lender, and to reimburse Lender for reasonable legal or other expenses incurred in connection with the defense or preparation of the defense of any such liability.

      Section 10. The provisions of the immediately preceding two paragraphs shall survive any termination of this Project Commitment.

      Section 11. Borrower represents, warrants and certifies that as of the date of this Project Commitment (i) there has been no Material Adverse Change since the date of the most recent financial statements delivered to Lender, (ii) there has been no Material Adverse Change in the financial condition or projected operations of the Project since the date of the most recent information delivered to the Lender with respect to the Project, (iii) except as disclosed in a written title commitment issued to Lender or Bluegreen Corporation's SEC filings, there has been no material action, suit or proceeding (including, without limitation, any inquiry or investigation) pending or threatened with respect to Borrower or the Project that could have a Material Adverse Change on Borrower or the Project and (iv) no Event of Default or Potential Default exists under the Loan Agreement.


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                                        LENDER:

                                        RESIDENTIAL FUNDING CORPORATION,
                                        a Delaware corporation

                                        By: /S/ JEFF OWINGS
                                            -----------------------------------
                                        Printed Name: Jeff Owings
                                        Title:  Managing Director


                                        BORROWER:

                                        BLUEGREEN VACATIONS UNLIMITED, INC.,
                                        a Florida corporation

                                        By: /S/ JOHN F. CHISTE
                                            -----------------------------------
                                        Print Name: JOHN F. CHISTE
                                        Its: TREASURER

                                        BY SIGNING BELOW, PROJECT OWNER
                                        ACKNOWLEDGES THAT IT HAS RECEIVED A COPY
                                        OF THE LOAN AGREEMENT AND THAT PROJECT
                                        OWNER AGREES TO BECOME A BORROWER UNDER
                                        AND BOUND BY SUCH LOAN AGREEMENT,
                                        JOINTLY AND SEVERALLY LIABLE, ALL
                                        CONSISTENT WITH THE PROVISIONS OF THIS
                                        PROJECT COMMITMENT


                                        BLUEGREEN/BIG CEDAR VACATIONS, LLC, a
                                        Delaware limited liability company

                                        By: /S/ JOHN F. CHISTE
                                            -----------------------------------
                                        Print Name: JOHN F. CHISTE
                                        Title: AUTHORIZED AGENT


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                         EXHIBIT A TO PROJECT COMMITMENT

                            Real Property Description

                    (Inclusive of Exhibits A-1, A-2, and A-3)

                         EXHIBIT B TO PROJECT COMMITMENT

     Disclosed Non-Compliance with Covenants, Representations and Warranties

                        None, unless otherwise completed.

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                        SCHEDULE 1 TO PROJECT COMMITMENT

                             DEVELOPMENT WORK BUDGET

 [To be supplied subsequent to the Effective Date of this Project Commitment at the request of Lender]

                        SCHEDULE 2 TO PROJECT COMMITMENT

                         CONSTRUCTION PROGRESS SCHEDULE

                        SCHEDULE 3 TO PROJECT COMMITMENT

                              STAGED DRAW SCHEDULE

 [To be supplied subsequent to the Effective Date of this Project Commitment at the request of Lender]

                                   EXHIBIT A

                       FORM OF DRAW REQUEST CERTIFICATION

                           DRAW REQUEST CERTIFICATION

================================================================================
DRAW REQUEST NUMBER __

DATE:

LENDER:   RESIDENTIAL FUNDING CORPORATION,
          a Delaware corporation

BORROWER: BLUEGREEN VACATIONS UNLIMITED, INC., a Florida corporation and
          BLUEGREEN/BIG CEDAR VACATIONS, LLC, a
          Delaware limited liability company

PROJECT:  Big Cedar Wilderness Club
================================================================================

      Reference is made to that certain Loan Agreement dated as of February 10, 2003 between Lender and Borrower relating to the above referenced Project (as amended or otherwise modified from time to time, the "Loan Agreement"). Capitalized terms used herein without definition shall have the meanings set forth in the Loan Agreement, unless the context shall require otherwise.

      Borrower requests Lender to disburse to Borrower the proceeds of the Loan in the amounts and for the purposes stated in the attached Schedule 1.

      In connection with such requested disbursement, Borrower hereby represents, warrants and certifies to Lender as follows:

            (1) No Event of Default or Potential Default presently exists under the Loan Agreement or any other Loan Document.

            (2) All of the representations and warranties of Borrower and Guarantor, if any, under the Loan Agreement and the other Loan Documents are hereby remade and restated.

            (3) With respect to the Loan:

                  (A) Borrower has satisfied all conditions precedent to the funding of the Project as set forth in the Loan Documents;

                  (B) the Loan Documents are in full force and effect;

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                  (C) the Loan is secured by a first-priority lien on the
            Project and the other collateral described in the Loan Documents;

                  (D) the sum of all amounts expended in respect of the
            acquisition of the Land, the Improvements and the Development Work does not exceed the Budget, or if such amounts do exceed the Budget, attached hereto is a listing of the amounts over budget and an explanation of such budget overrun(s); and

                  (E) all contractors, subcontractors, vendors, materialmen and other Persons entitled to payment with respect to the Development Work have been paid or will be paid, subject to retainage, with the proceeds of the requested disbursement except for payments in dispute ("Disputed Payments") pursuant to filed mechanic's liens disclosed to Lender and affirmatively insured over by the Title Insurance Company, provided however, that the requested disbursement is not seeking reimbursement for any portion of the Disputed Payments.

            (4) All insurance required to be maintained by Borrower remains in full force in effect, of the types, in the amounts and issued by insurers as previously approved by Lender.

            (5) All Development Work covered by this Draw Request has been completed in accordance with the applicable contracts and should now be paid, and all costs incurred in connection with the Development Work either have been paid or will be paid out of the proceeds of this disbursement.


                                      BORROWER:

                                      BLUEGREEN VACATIONS UNLIMITED, INC.,
                                      a Florida corporation

                                      By: __________________________________

                                      Name: ________________________________

                                      Title: _______________________________


                                      BLUEGREEN/BIG CEDAR VACATIONS, LLC, a
                                      Delaware limited liability company

                                      By:___________________________________

                                      Name: ________________________________

                                      Title: _______________________________

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                            BIG CEDAR WILDERNESS CLUB

                        SCHEDULE 1 TO DRAW REQUEST NUMBER